UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - April 25, 2001
                                                           --------------

                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                                    22-3297339
--------------------------------------         --------------------------------
   (State or other jurisdiction                       (I.R.S. Employer
   incorporation of organization)                   Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey              07052-2989
-------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:        (973) 669-7366
                                                    ---------------------------

Item 5.  Other Events

     On April 25, 2001, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its third quarter results.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

                  Regulation
                  S-K Exhibit
                    Number                                  Document
                  -----------                        ---------------------

                       99.1                          Press Release dated
                                                        April 25, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        PENNFED FINANCIAL SERVICES, INC.



Date: May 2, 2001                   By:      /s/ Jeffrey J. Carfora
                                        -----------------------------------
                                              Jeffrey J. Carfora
                                          Executive Vice President and
                                           Chief Financial Officer